FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  ICAHN Enterprises/Fin 3.5% due 03/15/2017
2.  Date of Purchase:  01/08/2014  3.  Date offering commenced: 01/8/2014
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Holdings
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $7,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $1,175,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,
 “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/13/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  ICAHN Enterprises/Fin 6% due 08/01/2020
2.  Date of Purchase:  01/08/2014  3.  Date offering commenced: 01/8/2014
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Holdings
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $6,120,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $1,224,000,000
8.  Purchase price (net of fees and expenses):  $102.00
9.  Initial public offering price:  $102.00
10.  Commission, spread or profit:  0.625%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser
 (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
 In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/13/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Summit Materials LLC 10.5% due 01/31/2020
2.  Date of Purchase:  01/09/2014  3.  Date offering commenced: 01/9/2014
4.  Underwriter(s) from whom purchased:  Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $3,262,500 firmwide
7.  Aggregate principal amount or total number of shares of offering: $282,750,000
8.  Purchase price (net of fees and expenses):  $108.75
9.  Initial public offering price:  $108.75
10.  Commission, spread or profit:  1.75%              $____________

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers”
(“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the
 Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/17/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Transdigm Inc. 6% due 07/15/2022
2.  Date of Purchase:  05/20/2014  3.  Date offering commenced: 05/20/2014
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $6,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $1,500,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.875%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made
 (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the
Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 5/27/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Athlon Holdings LP 6% due 05/01/2022
2.  Date of Purchase:  04/16/2014  3.  Date offering commenced: 04/16/2014
4.  Underwriter(s) from whom purchased:  Citigroup Global Mkts Hldgs
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $5,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $650,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt
from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 4/21/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Community Health Systems 6.875% due 02/01/2022
2.  Date of Purchase:  01/15/2014  3.  Date offering commenced: 01/15/2014
4.  Underwriter(s) from whom purchased:  Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $10,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $1,175,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  2%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
 exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the
Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/16/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Community Health Systems (FWCT 2-Escrow) 5.125% due 08/01/2021
2.  Date of Purchase:  1/15/2014  3.  Date offering commenced: 1/15/2014
4.  Underwriter(s) from whom purchased:  Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $5,050,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $1,000,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.75%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
 exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made

(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25%
of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
 In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/16/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  CBS Outdoor American Cap 5.625% due 02/15/2024
2.  Date of Purchase:  1/16/2014  3.  Date offering commenced: 1/16/2014
4.  Underwriter(s) from whom purchased:  Deutsche Bank
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $400,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt
 from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 1/17//2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wynn Macau  5.25% due 10/15/2021
2.  Date of Purchase:  3/13/2014  3.  Date offering commenced: 3/13/2014
4.  Underwriter(s) from whom purchased:  Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $7,052,500 firmwide
7.  Aggregate principal amount or total number of shares of offering: $755,625,000
8.  Purchase price (net of fees and expenses):  $100.75
9.  Initial public offering price:  $100.75
10.  Commission, spread or profit:  0.75%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
 exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 3/20/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  WMA Acquisition Corp 5.625%  due 04/15/2022
2.  Date of Purchase:  3/16/2014  3.  Date offering commenced: 3/16/2014
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $275,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.1%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering
exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made
 (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

 In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 3/27/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  HCA Inc. 3.75 due 03/15/2019
2.  Date of Purchase:  03/03/2014  3.  Date offering commenced: 03/03/2014
4.  Underwriter(s) from whom purchased:  JP Morgan Securities Inc.
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $5,900,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $1,500,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: 1%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue
registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,
“Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 3/7/2014

Print Name: /s/ John Hwang

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Kinder Morgan Energy Partners 3.5% due 03/01/2021
2.  Date of Purchase:  02/19/2014  3.  Date offering commenced: 02/19/2014
4.  Underwriter(s) from whom purchased: Royal Bank of Scotland Financial Markets
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $2,984,820.00 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $746,205,000
8.  Purchase price (net of fees and expenses):  $99.494
9.  Initial public offering price:  $99.494
10.  Commission, spread or profit: 0.40%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered
 under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities
 (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,
 “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 2/21/2014

Print Name: /s/ Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Verizon Communications 2.55% due 06/17/2019
2.  Date of Purchase:  03/10/2014  3.  Date offering commenced: 03/10/2014
4.  Underwriter(s) from whom purchased: Wells Fargo Int't
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $5,493,400 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $499,400,000
8.  Purchase price (net of fees and expenses):  $99.88
9.  Initial public offering price:  $99.88
10.  Commission, spread or profit: 0.35%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered
 under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities
 (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser
 (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,
“Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 3/12/2014

Print Name: /s/ Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Medtronic Inc. 4.625% due 03/15/2044
2.  Date of Purchase:  02/20/2014  3.  Date offering commenced: 02/20/2014
4.  Underwriter(s) from whom purchased: Goldman Sachs / Barclays Capital
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $7,553,042 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $645,697,000
8.  Purchase price (net of fees and expenses):  $99.338
9.  Initial public offering price:  $99.338
10.  Commission, spread or profit: 0.50%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue

registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 2/25/2014

Print Name: /s/ Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Aetna Inc. 4.75% due 03/15/2044
2.  Date of Purchase:  03/04/2014  3.  Date offering commenced: 03/04/2014
4.  Underwriter(s) from whom purchased: Merrill Lynch Financial Ctr/ Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $24,940,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $374,100,000
8.  Purchase price (net of fees and expenses):  $99.76
9.  Initial public offering price:  $99.76
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 3/7/2014

Print Name: /s/ Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Aetna Inc. 2.2% due 03/15/2019
2.  Date of Purchase:  03/04/2014  3.  Date offering commenced: 03/04/2014
4.  Underwriter(s) from whom purchased: Merrill Lynch Financial Ctr/ Bank of America
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $15,984,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $374,625,000
8.  Purchase price (net of fees and expenses):  $99.90
9.  Initial public offering price:  $99.90
10.  Commission, spread or profit: 0.60%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 3/7/2014

Print Name: /s/ Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Denbury Resources Inc. 5.5% due 05/01/2022
2.  Date of Purchase:  04/16/2014  3.  Date offering commenced: 04/16/2014
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $20,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $1,250,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit: 1.25%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 4/21/2014

Print Name: /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Interactive Data Corp 5.875% 04/15/2019
2.  Date of Purchase:  04/17/2014  3.  Date offering commenced: 04/17/2014
4.  Underwriter(s) from whom purchased:  Barclays Capital
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $10,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $350,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 4/21/2014
Print Name:  /s/ John Hwang

FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Envision Healthcare Corp. 5.125% due 07/01/2022
2.  Date of Purchase:  06/12/2014  3.  Date offering commenced: 06/12/2014
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $6,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering: $750,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.25%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang   Date: 6/17/2014
Print Name:  /s/ John Hwang